Restricted share units	3 Months Ended
Nov. 30, 2021
Restricted Share Units
Restricted share units

19.         Restricted share units

The Omnibus Plan allows the Company to award restricted share units to officers, employees, directors and consultants of the Company and its subsidiaries upon such conditions as the Board may establish, including the attainment of performance goals recommended by the Company’s compensation committee. The purchase price for common shares of the Company issuable under each Restricted Share Unit (“RSU”) award, if any, shall be established by the Board at its discretion. Common shares issued pursuant to any RSU award may be made subject to vesting conditions based upon the satisfaction of service requirements, conditions, restrictions, time periods or performance goals established by the board.

The TSXV requires the Company to fix the number of common shares to be issued in settlement of awards that are not options. The maximum number of common shares available for issuance pursuant to the settlement of RSUs shall be an aggregate of 1,548,174 common shares.

Engine Gaming and Media, Inc.

(formerly Engine Media Holdings, Inc)

Notes to the Interim Condensed Consolidated Financial Statements

For the three months ended November 30, 2021 and 2020

(Unaudited)

(Expressed in United States Dollars)

The Company’s outstanding RSUs are as follows:

Number
#

Balance, August 31, 2020	402,372
Granted	322,547
Vested	(66,666)
Cancelled	-
Balance, November 30, 2020	658,253

Balance, August 31, 2021	490,174
Granted	100,626
Vested	(91,635)
Cancelled	(5,034)
Balance, November 30, 2021	494,131

In October 2021, the Company granted 100,626 to members of the board of directors pursuant to the Company’s incentive plan. The fair value of the RSUs will be recognized as stocked-based compensation expense over the vesting period, which is approximately ten months.

During the three months ended November 30, 2021, share-based compensation expense for the Company’s RSUs was $479,326 (2020 – $1,039,584).